2nd Quarter 2024 Earnings Presentation August 7, 2024

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the most comparable GAAP measure. // 2

// 3 7 Consecutive Quarters of Improved Adj. EBITDA* Strong Balance Sheet with Low Debt Data Analytics Technology with High ROI Long-term ‘Take or Pay’ Contract Insulates Risk Tangible Environmental, Health, &, Safety Impacts Flotek Industries UNLOCKING CHEMISTRY IN ENERGY Value Creation through Chemistry & Data * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

Complementary Segments Drive Growth // 4 Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary technologies Chemistry Technologies Data Analytics CHEMISTRY AS A COMMON VALUE CREATION PLATFORM Founded: 1985 Employees: 143 Headquarters: Houston Countries with Clients: 59 Patents: >170 2Q 2024 Results: – Gross Profit Margin: 20% – Net Income ($MM): $2.0 – Adj. EBITDA* ($MM): $4.4 – Adj. EBITDA Margin: 10% – Debt to Adj. EBITDA*(TTM**) 0.4x * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure ** Trailing Twelve Months

2Q 2024 Highlights // 5 Poised to deliver sustained growth and further market share gains through chemistry and emerging data analytics upstream market • Delivered year-over-year growth: • Gross profit: $5.3 million • Net income: $2.0 million • Adj. EBITDA*: $6.4 million • Achieved sequential revenue growth of 14% • Increased FY24 adj. EBITDA** guidance between $14MM and $18MM • Realized gross profit margin and adj. gross profit margin* of 20% and 23%, respectively • Received EPA Approval on Data Analytics Flare measurement application opening a new upstream $220MM annual market; >50% subscription-based revenue service • Amended Asset Based Loan agreement increases loan commitment 45% to $20MM with a 0.5 % decrease in interest spread Improved profitability with lower industry fleet counts * Adjusted gross profit and adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure ** We are unable to reconcile this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure; including, among other items, the future amortization of our contract assets, certain stock-based compensation costs and the impact of the revaluation of certain liabilities, which is based upon our future stock price. These items do not impact the non-GAAP financial measure

Revenue Growth in a Contracting Market // 6 • Flotek external chemistry revenue grew by 40% from 1Q24 • Flotek’s proprietary CnF Revenue rose 89% in 1H 2024 vs 1H 2023 • Flotek external chemistry revenues in the Permian Basin grew by 186% from 1Q24 and 68% from 2Q23 EXTERNAL CHEMISTRY CONTINUES TO GAIN MARKET SHARE AND OUTPERFORM 2023 $21.4 $24.7 $28.1 274 274 254 245 250 255 260 265 270 275 280 285 290 $15.0 $17.0 $19.0 $21.0 $23.0 $25.0 $27.0 $29.0 1H22 1H23 1H24 N o rt h A m er ic a A ve ra ge F ra c Fl ee ts R ev en u e ( in $ M M ’s ) External Chemistry Sales External Chemistry US Frac Fleets

Financial Momentum Continues // 7 Quarterly Adjusted EBITDA* Growth * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure ** Adjusted EBITDA is a non-GAAP metric. We are unable to reconcile this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure ; including, among other items, the future amortization of our contract assets, certain stock-based compensation costs and the impact of the revaluation of certain liabilities, which is based upon our future stock price. These items do not impact the non-GAAP financial measure -$10.0 -$8.0 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 A d j. EB IT D A ($ M M ’s ) • 2Q 2024 adj. EBITDA* increased $6.4 million over 2Q 2023 • 2Q 2024 was the 7th consecutive quarter of adj. EBITDA improvement • Mid-point of increased 2024 guidance implies ~1000% increase in annual adj. EBITDA** TREND OF PROFITABILITY IMPROVEMENT REACHES 7 CONSECUTIVE QUARTERS

Chemistry Technologies: Competitive Advantage // 8 • Prescriptive Chemistry Management (PCM)TM • Proprietary energy chemistry solutions • Experienced chemistry energy team • Customized solutions to each well’s geology • Data on over 20,000 wells to enable advanced AI driven analytics for maximized customer return • CnFTM is our proprietary reservoir technology utilized by PCM services • Leveraging over 170 active patents to design the best chemistry for each well • Strong well performance with 75,000 BOE uplift versus competition * Data derived from 2019-2023 Enverus Prism Platform (1,878 wells) ** Similar results from all basins, example is highlighting the most productive basin in the U.S. (Permian) $3.7 $5.5 $10.1 $- $3.0 $6.0 $9.0 $12.0 1H22 1H23 1H24 CnFTM Revenue Performance 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 0 5 10 15 20 C u m u la ti v e P ro d u c ti o n ( B O E ) Months Permian Basin ** Average Cumulative BOE Flotek PCM Non-Flotek 25 +26% Uplift 75k BOE * DELIVERING THE BEST UPLIFT PERFORMANCE IN INDUSTRY 173% Growth R e v e n u e s ($ i n M M )

Data Analytics: “Measure More” Strategy

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS

FTK LISTED NYSE

Received EPA Approval on Flaring Measurement Application

- Expected to unlock an estimated $220 million oil & gas upstream TAM* annually
- Full service autonomous: sampling, reporting, and power
- Since EPA approval, we have received orders on >50 flare sites for 2H24

Other Strategy Updates

- Field gas BTU monitoring for power generation continues to see market applications: Compressors, Frac, Drilling
- Gen3 spectrometer expected to complete development in August 2024: reducing costs and improving supply chain
- Flare gas, H2, N2, CO2, H2S, Diesel and Jet Fuel hotspots
- Raman analyzer unlocks the downstream and carbon capture markets that require hydrogen (H2)





Pictured above: The proprietary VeraCal mobile flaring cart on location

* *Total Addressable Market*

// 9

FLOTEK

Investor Contact: Mike Critelli Director of Finance & Investor Relations ir@flotekind.com Come Join Us: August 19th - 21st 2024 at EnerCom Speaker: Ryan Ezell The Westin in Denver, CO September 4th - 5th 2024 at Gateway Conference Speaker: Ryan Ezell Four-Seasons San Francisco, CA September 23rd-24th at SPE Annual Technical Conference Expo Ernest N. Morial Convention Center New Orleans, LA // 10

Appendix

Data Analytics: Industry Applications Upstream • Realtime product measurement improves accuracy of payments to royalty owners and operators • Continuous BTU monitoring to facilitate field gas utilization in powering rigs and frac fleets • Flare monitoring and methane detection Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Realtime measurement to optimize distillation tower efficiency • Crude feedstock blending • Chemical property and quality measurement in pipelines and terminals • Refined product specification measurement to optimize mix of products UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 12

• JP3 field gas monitoring system allows frac fleets and drilling rigs to safely run on field gas displacing more expensive and higher carbon footprint diesel • Provides meaningful cost savings compared to gas chromatograph • A three-pad customer case study July - August 2023: • Achieved 70% field gas substitution rate • Eliminated 1.2 mm gallons of diesel usage • Realized 100% uptime Data Analytics: Upstream Field Gas Usage // 13 Delivered 70% Reduction in Diesel and CNG usage Frac Trailer Mounted System

Upstream Custody Transfer challenges: • Readings only taken every 3 to 6 weeks with gas chromatography (gc) • Revenue degradation on inconsistent readings impacted by temperature, timing, and conditions • Requires onsite personnel JP3 technology changes the market: • Accurate readings every 5 seconds • Stakeholders paid on more consistent hydrocarbon quality readings • A more valuable hydrocarbon stream • Autonomous measurement Data Analytics: Upstream Market Disruptor // 14 From 3 weeks to 5 Seconds! Local System Mobile App and SCADA Reporting Real-Time Wellsite Readings

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 15 Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Revenue: Revenue from external customers $ 18,191 $ 17,820 $ 31,371 $ 29,472 Revenue from related party 27,961 32,774 55,155 69,130 Total revenues 46,152 50,594 86,526 98,602 Cost of goods sold 36,982 46,690 68,535 92,817 Gross profit 9,170 3,904 17,991 5,785 Operating costs and expenses: Selling, general, and administrative 6,259 8,351 12,342 14,803 Depreciation 222 174 442 349 Research and development 481 860 888 1,474 Severance costs 20 (2,279) 23 (56) Gain on sale of property and equipment (34) — (34) — Gain in fair value of Contract Consideration Convertible Notes Payable — (3,874) — (29,969) Total operating costs and expenses 6,948 3,232 13,661 (13,399) Income from operations 2,222 672 4,330 19,184 Other income (expense): Paycheck protection plan loan forgiveness — — — 4,522 Interest expense (308) (705) (586) (2,377) Other income, net 75 19 49 9 Total other income (expense) (233) (686) (537) 2,154 Income (loss) before income taxes 1,989 (14) 3,793 21,338 Income tax expense (15) (7) (257) (16) Net income (loss) $ 1,974 $ (21) $ 3,536 $ 21,322 Income (loss) per common share: Basic $ 0.07 $ — $ 0.12 $ 1.06 Diluted $ 0.06 $ (0.11) $ 0.12 $ (0.23) Weighted average common shares: Weighted average common shares used in computing basic income (loss) per common share 29,449 23,906 29,440 20,207 Weighted average common shares used in computing diluted income (loss) per common share 30,668 28,250 30,512 27,361

// 16 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) June 30, 2024 December 31, 2023 ASSETS Current assets: Cash and cash equivalents $ 4,777 $ 5,851 Restricted cash 101 102 Accounts receivable, net of allowance for credit losses of $410 and $745 at June 30, 2024 and December 31, 2023, respectively 13,316 13,687 Accounts receivable, related party, net of allowance for credit losses of $0 at each June 30, 2024 and December 31, 2023, respectively 40,049 34,569 Inventories, net 12,142 12,838 Other current assets 2,834 3,564 Current contract asset 5,786 5,836 Total current assets 79,005 76,447 Long-term contract assets 66,121 68,820 Property and equipment, net 4,987 5,129 Operating lease right-of-use assets 4,184 5,030 Deferred tax assets, net 84 300 Other long-term assets 1,659 1,787 TOTAL ASSETS $ 156,040 $ 157,513 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 31,755 $ 31,705 Accrued liabilities 3,026 5,890 Income taxes payable 35 45 Current portion of operating lease liabilities 1,866 2,449 Current portion of finance lease liabilities 3 22 Asset-based loan 5,798 7,492 Current portion of long-term debt 149 179 Total current liabilities 42,632 47,782 Deferred revenue, long-term 35 35 Long-term operating lease liabilities 7,139 7,676 Long-term debt — 60 TOTAL LIABILITIES 49,806 55,553 Commitments and contingencies Stockholders’ equity: Preferred stock, $0.0001 par value, 100,000 shares authorized; no shares issued and outstanding — — Common stock, $0.0001 par value, 240,000,000 shares authorized; 30,866,597 shares issued and 29,759,154 shares outstanding at June 30, 2024; 30,772,837 shares issued and 29,664,130 shares outstanding at December 31, 2023 3 3 Additional paid-in capital 463,844 463,140 Accumulated other comprehensive income 185 127 Accumulated deficit (323,270) (326,806) Treasury stock, at cost; 1,107,442 and 1,108,707 shares at June 30, 2024 and December 31, 2023, respectively (34,528) (34,504) Total stockholders’ equity 106,234 101,960 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 156,040 $ 157,513

// 17 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 18 (1) Management believes that adjusted gross profit, EBITDA and adjusted EBITDA for the periods presented above, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items. Recent Financials Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands)(1)